UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2019

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Iteris, Inc. (the “Company”) with the Securities and Exchange Commission on December 4, 2019, to reflect the execution of the Severance and Release Agreement with Mr. Schmidt discussed below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2019, Company reported that Andrew Schmidt, Vice President of Finance and Chief Financial Officer, ceased to serve as an employee of the Company, and that Douglas Groves was appointed as the Company’s Senior Vice President and Chief Financial Officer.

On December 9, 2019, in connection with Mr. Schmidt’s departure, the Company and Mr. Schmidt entered into a severance and release agreement attached hereto as Exhibit 10.1 (the “Severance Agreement”). Under the Severance Agreement, and subject to Mr. Schmidt executing a general release in favor of the Company and otherwise complying with the terms of the Severance Agreement, Mr. Schmidt will receive a severance package following his separation from employment, including Mr. Schmidt’s base salary of currently approximately $388,589.00, less applicable taxes and withholding, paid in equal installments for a twelve (12) month period in accordance with the Company’s normal payroll practices, COBRA premiums reimbursement for up to a twelve (12) month period, and continued vesting of all outstanding Company equity awards for up to twelve (12) months in consideration of serving as a senior advisor to assist in the transition of his Chief Financial Officer duties.

The foregoing description of the Severance Agreement is not complete and is qualified in its entirety by reference to a copy of the Severance Agreement that is filed as Exhibit 10.1 to this Form 8-K, the contents of which are incorporated herein by reference..

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit	Description

10.1	Severance and Release Agreement, effective date December 12, 2019, between Iteris, Inc. and Andrew Schmidt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2019
ITERIS, INC.

	By:	/s/ Joe Bergera
Joe Bergera
Chief Executive Officer